1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102, 40259, 40357) INSIDE INFORMATION DISCLOSEABLE TRANSACTION EXTENSION OF GAMING CONCESSION BY THE MACAU GOVERNMENT This announcement is issued pursuant to Rules 13.09 and 37.47B of the Listing Rules and under Part XIVA of the Securities and Futures Ordinance (Cap. 571). CONCESSION EXTENSION AGREEMENT The Board is pleased to announce that on 23 June 2022, a Concession Extension Agreement was entered into between the Macau government and WRM, pursuant to which the gaming concession of WRM has been extended to 31 December 2022. The principal terms of the Concession Extension Agreement are set out below: Date : 23 June 2022 Parties : (i) Macau government; and (ii) WRM Extension of the term of gaming concession Pursuant to the Concession Extension Agreement, the original expiration date of WRM’s gaming concession is extended from 26 June 2022 to 31 December 2022. * For identification purposes only Exhibit 99.1

2 Contract premium for the extension WRM shall pay the Macau government MOP47.0 million (equivalent to approximately HK$45.6 million) upon signing of the Concession Extension Agreement as a contract premium for the extension. The payment of the contract premium is expected to be satisfied by internal resources of the Group. Bank guarantee for fulfillment of labour liabilities WRM shall provide a first demand bank guarantee of not less than MOP1,210.0 million (equivalent to approximately HK$1,174.8 million) in favour of the Macau government for securing the fulfillment of its labour liabilities upon the expiration of the Concession Extension Agreement. The Macau government may require an increase to the amount of the said guarantee, depending on the actual number of employees employed by WRM. WRM will arrange for the issue of the said bank guarantee by an independent bank in Macau as soon as practicable and shall submit the same to the Macau government within three months from the date of the Concession Extension Agreement. Determination basis of the contract premium and the bank guarantee The contract premium for the extension and the bank guarantee for fulfillment of the labour liabilities were determined following arm’s length negotiations between the Macau government and WRM. Reasons for and benefits of the Concession Extension Agreement The Concession Extension Agreement allows the Group to continue its Macau gaming business to 31 December 2022. The Board considers that the terms of the Concession Extension Agreement are fair and reasonable and in the interests of the Company and the Shareholders as a whole. The Board also considers that the entry into the Concession Extension Agreement, together with the letters of undertaking (as mentioned below) represent an important development for the Group as they ensure our current concession will continue to be valid until the Macau government conducts a public tender for the awarding of new gaming concessions, which the Group intends to participate in. Information on the Parties to the Concession Extension Agreement The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM holds one of the six concessions and sub-concessions authorizing it to develop, own and operate casinos in Macau, and currently owns and operates Wynn Macau and Wynn Palace. The Macau government, which is the local government of Macau, was established on 20 December 1999. To the best of the Directors’ knowledge, information and belief having made all reasonable enquiries, the Macau government is a third party independent of and not connected with the Company and its connected persons.

3 Listing Rules Implications As the highest applicable percentage ratio (as defined in the Listing Rules) in respect of the Group’s total obligations arising from the execution of the Concession Extension Agreement is more than 5% but less than 25%, the Concession Extension Agreement and the transactions contemplated thereunder constitutes a discloseable transaction for the Company under Chapter 14 of the Listing Rules and is subject to the announcement requirement but is exempted from the Shareholders’ approval requirement under the Listing Rules. MELCO SUB-CONCESSION EXTENSION AGREEMENT At the same time, with the approval of the Macau government, WRM has executed the Melco Sub-Concession Extension Agreement with Melco to extend its gaming sub-concession up to 31 December 2022. For details of the Melco Sub-Concession Extension Agreement, please refer to the announcement issued by Melco International Development Limited on 23 June 2022. LETTERS OF UNDERTAKING On 23 June 2022, each of WRM and Palo (the land concessionaires of Wynn Macau and Wynn Palace, respectively) entered into a letter of undertaking, pursuant to which each of WRM and Palo has undertaken, pursuant to Article 40 of the Macau Gaming Law and Clause 43 of our Concession Agreement, to revert to Macau government the casino areas at Wynn Macau and Wynn Palace, without compensation and free of encumbrance upon the expiration of the term of the Concession Agreement, as amended by the Concession Extension Agreement. INTELLECTUAL PROPERTIES LICENSE AGREEMENTS Since 19 September 2009, the Group has been licensed to use certain intellectual properties of WRL and its subsidiary, Wynn Resorts Holdings, LLC (“WRL’s IPs”). The license fee payable by the Group equals the greater of (1) 3% of the intellectual property gross monthly revenues of the Group, or (2) US$1.5 million (approximately HK$11.7 million) per month (the “Formula”). The licensing of WRL’s IPs from WRL, the Company’s controlling shareholder, constitutes a continuing connected transaction of the Company under Chapter 14A of the Listing Rules. The Stock Exchange waived the requirements of setting a monetary annual cap for the licensing of WRL’s IPs from the listing date (i.e. 9 October 2009) to 26 June 2022. A monetary annual cap for the amount payable by the Group under the Formula has been agreed at US$74.5 million (equivalent to approximately HK$584.8 million) for the year ending 31 December 2022. Shareholders of the Company and potential investors are advised to exercise caution when dealing in the Shares of the Company.

4 DEFINITIONS In this announcement, the following expressions shall have the meanings set out below unless the context requires otherwise. “Board” the board of Directors “Company” Wynn Macau, Limited, a company incorporated on 4 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands and an indirect subsidiary of WRL “Concession Agreement” the “Concession Contract for the Operation of Games of Chance or Other Games in Casinos” in Macau entered into between WRM and the Macau government on 24 June 2002 “Concession Extension Agreement” the agreement entered into between WRM and the Macau government for the extension of WRM’s gaming concession to 31 December 2022 “Cotai Land Concession Agreement” the land concession contract entered into between WRM, Palo and the Macau government for approximately 51 acres of land in the Cotai area of Macau, and for which formal approval from the Macau government was published in the official gazette of Macau on 2 May 2012 “Director(s)” the director(s) of the Company “Encore at Wynn Macau” a casino resort located in Macau, connected to and fully integrated with Wynn Macau, owned and operated directly by WRM, which opened on 21 April 2010 “Group” the Company and its subsidiaries “HK$” Hong Kong dollars, the lawful currency of the Hong Kong Special Administrative Region of the People’s Republic of China “Listing Rules” the Rules Governing the Listing of Securities on the Stock Exchange (as amended from time to time) “Macau” the Macau Special Administrative Region of the People’s Republic of China

5 “Macau Gaming Law” Macau Law no. 16/2001 “Legal Framework for the Operations of Casino Games of Fortune” “Melco” Melco Resorts (Macau) Limited, one of the six gaming operators in Macau and one of the three sub-concessionaires “Melco Sub-Concession Extension Agreement” the agreement entered into between WRM and Melco for the extension of Melco’s gaming sub-concession to 31 December 2022 “MOP” Macau pataca, the lawful currency of Macau “Palo” Palo Real Estate Company Limited, a company incorporated under the laws of Macau and an indirect-wholly-owned subsidiary of the Company “Share(s)” ordinary share(s) with a nominal value of HK$0.001 each in the share capital of the Company “Shareholder(s)” holder(s) of the Share(s) of the Company from time to time “Stock Exchange” The Stock Exchange of Hong Kong Limited “US$” United States dollars, the lawful currency of the United States “WRM” Wynn Resorts (Macau) S.A., a company incorporated under the laws of Macau and a wholly-owned subsidiary of the Company “WRL” Wynn Resorts, Limited, a company formed under the laws of the State of Nevada, United States, and the Company’s controlling shareholder (as defined in the Listing Rules) “Wynn Macau” a casino hotel resort located in Macau, owned and operated directly by WRM, which opened on 6 September 2006, and where appropriate, the term also includes Encore at Wynn Macau

6 “Wynn Palace” an integrated resort situated on approximately 51 acres of land in the Cotai area of Macau in accordance with the terms of the Cotai Land Concession Agreement, which is operated by WRM and opened on 22 August 2016 “%” per cent. By order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 23 June 2022 As at the date of this announcement, the Board of Directors of the Company comprises Craig S. Billings and Ian Michael Coughlan (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Matthew O. Maddox (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors). For the purpose of this announcement, amounts denominated in US$ have been converted, for the purpose of illustration only, into HK$ based on the exchange rate of US$1=HK$7.8499 and amounts denominated in MOP have been converted, for the purpose of illustration only, into HK$ at the exchange rates of MOP1.03=HK$1.00. No representation is made that the amounts stated in this announcement have been or could have been or could be converted at the above rates or any other rates at all.